EXHIBIT 10.1

                                                      Carl Yuen

                                                      Suite 1007 Wing On Centre,

                                                      111, Connaught Road,

                                                      Central, Hongkong

June 7, 2005

Mr. Guangwei Liang
Chief Executive Officer
Fantatech, Inc.
Unit B, 11/F, Vienna Mansion
55 Paterson Street
Causeway Bay, Hong Kong


Re: Resignation


Dear Mr. Liang,


I hereby resign as Chief Financial Officer of Fantatech Inc. My resignation is effective immediately.


Sincerely,

/S/ Carl Yuen
------------------------
Carl Yuen


CC Mr. Michael Zahorik
   Mr. Elliott Weinberg